Exhibit 10.1

          SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND
                             TO SECURITY AGREEMENT

     SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND TO SECURITY AGREEMENT(this "Second Amendment") dated as of July 15, 2005 among


     CIRCUIT CITY STORES, INC., a corporation organized under the laws of the Commonwealth of Virginia having a place of business at 9950 Mayland Drive, Richmond, Virginia, as Lead Borrower for the Borrowers, being said CIRCUIT CITY STORES, INC.,

                  CIRCUIT CITY STORES WEST COAST, INC., a corporation organized under the laws of the State of California having a place of business at 680 S. Lemon Avenue, Walnut, California 91789;

                  ORBYX ELECTRONICS, LLC, a limited liability company organized under the laws of the State of Delaware, having a place of business at 501 Cheryl Lane, Walnut, California 91789; and

                  INTERTAN CANADA LTD., a corporation organized under the laws of the Province of Ontario, Canada having its head office at 279 Bayview Drive, Barrie, Ontario, Canada L4M 4W5; and

     the LENDERS party hereto; and

     FLEET RETAIL GROUP, LLC (f/k/a Fleet Retail Group, Inc.), as Administrative Agent and Collateral Agent for the Lenders (the "Agent"), a Delaware limited liability company, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

     in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Borrowers, Lenders and the Agent, among others, have entered into a certain Amended and Restated Credit Agreement dated as of July 8, 2004 (as amended and in effect, the "Credit Agreement"); and

     WHEREAS, the Borrowers and the Agent, among others, have entered into a certain Security Agreement dated as of June 27, 2003 (as amended and in effect, the "Security Agreement")

     WHEREAS, the Borrowers and the Lenders desire to amend and modify certain terms and provisions of the Credit Agreement and the Security Agreement as provided herein;

                                       1


     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree that the Credit Agreement and the Security Agreement are hereby amended as follows:

1. Incorporation of Terms and Conditions of Credit Agreement and Security Agreement. All of the terms and conditions of the Credit Agreement and the Security Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement or in the Security Agreement, as applicable.

2. Representations and Warranties. Each Borrower hereby represents and warrants that (i) no Default by any Borrower exists under the Credit Agreement or under any other Loan Document, and (ii) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof.

3.   Amendments to Credit Agreement.

     a. All references to the "Documentation Agent" in the Credit Agreement shall mean General Electric Capital Corporation and JPMorgan Chase, Bank, N.A., as successor in interest to Bank One, NA.

     b. Amendments to Article I of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

           i. The definition of "Applicable Margin" is hereby deleted in its entirety and the following substituted in its stead:

           "Applicable Margin" means the rates for Prime Rate Loans, LIBO Loans and BA Equivalent Loans as set forth below:


------------ ------------------------- ------------- --------------------------- --------------- ---------------------------
Level        Consolidated EBITDA       Domestic      LIBO Loans                  Canadian        BA Equivalent Loans
                                       Borrowers                                 Borrower
                                       Prime Rate                                Prime Rate
                                       Loans                                     Loans
------------ ------------------------- ------------- --------------------------- --------------- ---------------------------
------------ ------------------------- ------------- --------------------------- --------------- ---------------------------
     I         Consolidated EBITDA          0%       [CONFIDENTIAL]*%                 0%             [CONFIDENTIAL]*%
              greater than or equal
                 to $375,000,000
------------ ------------------------- ------------- --------------------------- --------------- ---------------------------

*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The condfidential, redacted portions have been filed separately with the United States Securites and Exchange Commission.


                                       2


------------ ------------------------- ------------- --------------------------- --------------- ---------------------------
    II         Consolidated EBITDA          0%            [CONFIDENTIAL]*%             0%             [CONFIDENTIAL]*%
              less than $375,000,000
               but greater than or
              equal to $200,000,000
------------ ------------------------- ------------- --------------------------- --------------- ---------------------------
------------ ------------------------- ------------- --------------------------- --------------- ---------------------------
    III        Consolidated EBITDA          0%            [CONFIDENTIAL]*%             0%             [CONFIDENTIAL]*%
              less than $200,000,000

------------ ------------------------- ------------- --------------------------- --------------- ---------------------------


         The Applicable Margin shall be adjusted quarterly based upon the Borrowers' Consolidated EBITDA for the period ending on the last day of the most recent fiscal quarter. Any adjustments to the Applicable Margin shall be implemented prospectively on the fifth Business Day after delivery of the financial statements required by Sections 5.01
         (a)(i)  or (ii)  hereof  and the  compliance  certificate  required  by
         Section 5.01(a)(iii) hereof. Upon the failure of the Borrowers to timely deliver the financial statements required by Sections 5.01(a)(i) or (ii) hereof or the compliance certificate required pursuant to
         Section 5.01(a)(iii), and until such financial statements and compliance certificate is so delivered, the Applicable Margin shall be established at Level III. Upon the occurrence of an Event of Default, interest shall be determined in the manner set forth in Section 2.12.

         ii. The definition of "Canadian Availability" is hereby amended by deleting the number "$100,000,000" and substituting the number "$50,000,000" in its stead.

         iii. The definition of "Eligible Inventory" is hereby amended by deleting clause (b) describing Inventory not constituting Eligible Inventory and substituting the following in its stead:

                 (b) Inventory (including any portion thereof in transit from vendors, other than Eligible L/C Inventory) that is not located at a warehouse facility or store that is owned or leased by a Borrower or that is located with any third party or bailee described in Section 3.05 of the Security Agreement, unless an intercreditor agreement reasonably acceptable to the Agent is executed and delivered by the owner of such location;

         iv.     The  definitions  of  "Extended   Maturity  Date",   "Extension
                 Request" and Extension Request Response" are each hereby deleted in their entirety.

         v. The definition of "Initial Maturity Date" is hereby deleted in its entirety.


*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The condfidential, redacted portions have been filed separately with the United States Securites and Exchange Commission.

                                       3


         vi. The definition of "Maturity Date" is hereby deleted in its entirety and the following substituted in its stead:

                 "Maturity Date" means June 27, 2009.

         vii. The definition of "Permitted Investments" is hereby deleted in its entirety and the following substituted in its stead:

         "Permitted Investments" means each of the following:

                 (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by Canada or the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of Canada or the United States of America, as the case may be), in each case maturing within one year from the date of acquisition thereof;

                 (b) any obligation issued, sponsored or backed by the government of Canada or the United States of America, including Federal Agency Securities, with a maturity of 365 days or less with a credit rating of at least "AAA" as used by S&P or "Aaa" as used by Moody's or the equivalent rating by an established national credit rating agency in Canada;

                 (c) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (e) below or with one of the primary dealers regulated by the Federal Reserve that is at least 102% collateralized by U.S. government obligations;

                 (d) Investments in commercial paper issued by a corporation organized under the federal laws of Canada or the laws of any province within Canada or the laws of any state of the United States of America maturing within 270 days from the date of purchase and having, at such date of purchase, a credit rating of at least "A-2" or "P-2" from S&P or from Moody's or the equivalent rating by an established national credit rating agency in Canada;

                 (e) Investments in certificates of deposit, banker's acceptances and time deposits maturing within 365 days from the date of acquisition thereof issued or guaranteed by or placed with, and demand deposit and money market deposit accounts, and master notes issued or offered by, any bank to which the Bank Act (Canada) applies or by any company licensed to carry on the business of a trust company in one or more provinces of Canada or any domestic office of any commercial bank or financial institution organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and

                                       4


         undivided profits of not less than $500,000,000 (or the equivalent amount in another currency);

                 (f) variable rate demand obligations or Notes which have a rating of at least "A1" by S&P or "P1" by Moody's or the equivalent rating by an established national credit rating agency in Canada or which are backed by letters of credit, liquidity facilities or special purchaser's agreement with a financial institution satisfying the criteria described in clause (e) above and maturing not later than 365 days after purchase;

                 (g) money market funds which comply with the provisions of Rule 2a-7 of the Securities and Exchange Commission or any investment fund regulated and advised by a registered investment advisor under Rule 3c-7 or money market funds which comply with the provisions of Rule 3c-7 of the Securities and Exchange Commission;

                 (h) Shares of mutual funds which have a rating of at least "AA" as used by S&P or "Aa" as used by Moody's or the equivalent rating by an established national credit rating agency in Canada and have a weighted average maturity of 365 days or less when purchased;

                 (i) auction rate securities or auction preferred stock-ARS, SAVRS, having a rating of single A or better by one of the national credit rating agencies in Canada or the United States of America and with an auction period of no longer than 90 days;

                 (j) Asset-backed commercial paper which matures not later than 270 days following the date of purchase and which certificates are rated at least "A-2" from S&P or "P-2" from Moody's or the equivalent rating by an established national credit rating agency in Canada;


                 (k) Obligations of any corporation organized under the federal laws of Canada or the laws of any province within Canada or the laws of any state of the United States of America or under the laws of any other nation, payable in Canada or the United States of America, as the case may be, maturing within 365 days from the date of purchase and having a rating of at least "A" by S&P or Moody's or the equivalent rating by an established national credit rating agency in Canada at the time of purchase;

         provided that, notwithstanding the foregoing, after the occurrence and during the continuance of a Cash Dominion Event, no such Investments shall be made by a Borrower (and no Investments then existing shall be extended past the then maturity date thereof) unless (i) either (A) no Loans are then outstanding, or (B) the Investment is a temporary Investment pending expiration of an Interest Period

                                       5

         for a LIBO Loan or a BA Equivalent Loan, the proceeds of which Investment will be applied to the Obligations after the expiration of such Interest Period, and (ii) such Investments are pledged by the applicable Borrower to the Collateral Agent as additional collateral for the Obligations and Other Liabilities pursuant to such agreements as may be reasonably required by the Agents.


     c.  Amendments  to Article II of the Credit  Agreement.  The  provisions of
         Article II of the Credit Agreement are hereby amended as follows:

         i. Section 2.01(a)(ii)(B) is hereby amended by deleting the number "$100,000,000" and substituting the number "$50,000,000" in its stead.

         ii. Section 2.07(a) is hereby amended by deleting the number "$100,000,000" in clause (ii) of the proviso thereto and substituting the number "$50,000,000" in its stead.

         iii. Section 2.07(c) is hereby amended by deleting the number "120" appearing therein and substituting the number "180" in its stead.

         iv. Section 2.10 is hereby deleted in its entirety and the following substituted in its stead:

                2.10     Intentionally Omitted.

         v. Each of Section 2.14(a) and 2.14(b) is hereby amended by deleting the number "[CONFIDENTIAL]* %" wherever it appears and substituting the number "[CONFIDENTIAL]*%" in its stead.

     d.  Amendment  to  Article V of the Credit  Agreement.  The  provisions  of
         Article V of the Credit Agreement are hereby amended as follows:

         i.     Section 5.01(b) is hereby amended by renumbering  clause (iv) as
                (v) and inserting the following new clause (iv):

                (iv) within ten (10) Business Days after the end of each month, an aging of the Accounts due with respect to the "Builders Install Initiative" as of the close of business on the last day of the immediately preceding month; and

*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The condfidential, redacted portions have been filed separately with the United States Securites and Exchange Commission.

                                       6


         ii. Section 5.09(b) is hereby amended by deleting the second sentence thereof and substituting the following in its stead:

                Notwithstanding the foregoing, the Agents and the Borrowers acknowledge and agree that so long as no Default or Event of Default has occurred and is continuing (during the continuation of which the Borrowers shall pay the costs of all appraisals and commercial finance examinations undertaken by the Agents), the Borrowers shall only be obligated to reimburse the Agents for one (1) inventory appraisal and one (1) commercial finance examination during each fiscal year of the Borrowers, provided that in the event that the Borrowers, individually or in the aggregate, have possession of property on consignment, the value of which exceeds $150,000,000, the Agents may undertake additional appraisals and commercial finance examinations at the Borrowers' expense, provided further that nothing contained in this sentence shall limit the right of the Agents to undertake additional appraisals and commercial finance examinations at their expense if no Default or Event of Default then exists, and provided further that the Canadian Agent shall not undertake any appraisals or commercial finance examinations with respect to any Collateral owned by the Canadian Borrower unless an Event of Default has occurred and is continuing.

     e.  Amendment  to Article VI of the Credit  Agreement.  The  provisions  of
         Article VI of the Credit Agreement are hereby amended as follows:

         i. The proviso at the end of Section 6.05 is hereby deleted in its entirety and the following substituted in its stead:

                provided that all sales, transfers, leases and other dispositions permitted hereby (other than sales, transfers and other disposition permitted under clause (ii)) shall be made at arm's length and for fair value and, with respect to Inventory and Accounts, solely for cash consideration (which term shall include credit card sales), except that sales in connection with the Borrowers' "Builder Install Initiative" may be made for cash or on credit (which sales on credit which have not been paid shall in no event exceed $150,000,000 at any time outstanding), as the Borrowers determine in their reasonable business judgment.

         ii. Section 6.09 is hereby deleted in its entirety and the following substituted in its stead:

                Section 6.09 Fiscal Year. The Borrowers shall not change their fiscal year without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld. The Borrowers and the Lenders acknowledge that the adoption of the retail calendar for

                                       7

                accounting purposes by the Borrowers shall not, in and of itself, be deemed a change of their fiscal year.

     f. Amendment to Schedules. Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety and a new Schedule 1.1 in the form annexed hereto substituted in its stead.

4. Amendments to Security Agreement. The Security Agreement is hereby amended as follows:

     a. Section 3.05 of the Security Agreement is hereby deleted in its entirety and substituting the following in its stead:

         Bailees, Warehousemen, Etc. Except as otherwise disclosed in the Perfection Certificate, and except for Inventory, the value of which does not at any time exceed $100,000,000 on an aggregate basis as to all Grantors, no Inventory is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment except for goods in transit.

     b. Section 3.06 of the Security Agreement is hereby amended by deleting the number "$30,000,000" and substituting the number "$300,000,000" in its stead.

5. No Further Modification. Except as expressly modified in the manner set forth above, the Credit Agreement, the Security Agreement, and the other Loan Documents shall remain unmodified and in full force and effect.

6. No Claims; Waiver. Each Borrower acknowledges, confirms and agrees that as of the date hereof such Borrower has no knowledge of any offsets, defenses, claims or counterclaims against the Lender with respect to, under or relating to the Loan, the Loan Documents, or the transactions contemplated therein.

7. Conditions to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:

     a. This Second Amendment shall have been duly executed and delivered by the Borrowers, the Agent and Lenders. The Agent shall have received a fully executed copy hereof and of each other document required hereunder.

     b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Second Amendment shall have been duly and effectively taken. The Agent shall have received from the Borrowers true copies of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

                                       8

     c. The Borrowers shall have paid the Agent for the pro rata account of the Lenders an amendment fee in the sum of $[CONFIDENTIAL]*. Such fee shall be fully earned on the effective date of this Second Amendment and shall not be subject to refund or rebate under any circumstances.

     d. The Borrowers shall have paid the Agent all amounts then due under that certain Amendment Fee Letter of even date herewith.

     e. The Borrowers shall have reimbursed the Agent for all expenses incurred in connection herewith, including, without limitation, reasonable attorneys' fees.

     f. After giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

     g. The Borrowers shall have provided such additional instruments and documents, as the Agent and its counsel may have reasonably requested.

8.   Binding  Agreement.  The terms and provisions  hereof shall be binding upon
     and  inure  to  the  benefit  of  the  parties   hereto  and  their  heirs,
     representatives, successors and assigns.

9. Multiple Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

10. Governing Law; Sealed Instrument. This Second Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts (except and as to the limited extent expressly provided in the Credit Agreement) and shall take effect as a sealed instrument.

*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The condfidential, redacted portions have been filed separately with the United States Securites and Exchange Commission.


                                       9


     IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered by each of the parties hereto as a sealed instrument as of the date first above written.


                           CIRCUIT CITY STORES, INC.
                           as Lead Borrower and Borrower

                           By:      /s/ Philip J. Dunn
                                    -----------------------------------
                                    Name:  Philip J. Dunn
                                    Title:  Senior Vice President,
                                    Treasurer and Controller

                           CIRCUIT CITY STORES WEST COAST, INC.
                           as Borrower


                           By:      /s/ Philip J. Dunn
                                    -----------------------------------
                                    Name:  Philip J. Dunn
                                    Title: Vice President and Treasurer

                           ORBYX ELECTRONICS,LLC
                           as Borrower
                           By its sole member
                           Circuit City Stores West Coast,Inc.


                           By:      /s/ Philip J. Dunn
                                    -----------------------------------
                                    Name:  Philip J. Dunn
                                    Title: Vice President and Treasurer

                           INTERTAN CANADA LTD., as Canadian Borrower

                           By:      /s/ Nicolai J. Bobrow
                                    -----------------------------------
                                    Name:    Nicolai J. Bobrow
                                    Title:   Vice President and Treasurer


                                       10


                           FLEET RETAIL GROUP, INC.,
                           as Agent, and as Domestic Lender


                           By:   /s/ Kathleen Dimock
                                 -------------------
                           Name: Kathleen Dimock
                           Title:Managing Director


                           BANK OF AMERICA, N.A., [acting
                           through its Canada branch], as Canadian
                           Lender

                           By:      /s/ Nelson Lam
                                    ----------------
                                    Name:  Nelson Lam
                                    Title: Vice President

                           GENERAL ELECTRIC CAPITAL
                           CORPORATION, as Domestic Lender

                           By:      /s/ Todd Gronski
                                    --------------------
                                    Name:  Todd Gronski
                                    Title: Duly Authorized Signer


                           GE CANADA FINANCE HOLDING
                           COMPANY, as Canadian Lender

                           By:      /s/ Ellis Gaston
                                    ------------------
                                    Name: Ellis Gaston
                                    Title:  Senior Vice President


                           CONGRESS FINANCIAL
                           CORPORATION (CENTRAL), as
                           Domestic Lender

                           By:      /s/ Laura Wheeland
                                    -------------------
                                    Name:  Laura Wheeland
                                    Title: Vice President


                           CONGRESS FINANCIAL
                           CORPORATION (CANADA), as Canadian Lender

                           By:      /s/ Laura Wheeland
                                    -----------------------
                                    Name:  Laura Wheeland
                                    Title: Vice President

                                       11

                           WELLS FARGO FOOTHILL, LLC, as
                           Domestic Lender

                           By:      /s/ Donna Arenson
                                    --------------------
                                    Name:  Donna Arenson
                                    Title: Assistant Vice President


                           THE CIT GROUP/BUSINESS CREDIT,
                           INC., as Domestic Lender

                           By:      /s/ Steven Schuit
                                    -------------------
                                    Name:  Steven Schuit
                                    Title: Vice President
                                           Team Leader

                           NATIONAL CITY BUSINESS CREDIT,
                           INC., as Domestic Lender

                           By:      /s/ Joseph L. Kwasny
                                    -----------------------
                                    Name:  Joseph L. Kwasny
                                    Title: Director

                           JPMORGAN CHASE BANK, N.A.,
                           formerly known as JPMORGAN CHASE
                           BANK, as Domestic Lender

                           By:      /s/ James M. Barbato
                                    --------------------------
                                    Name:  James M. Barbato
                                    Title: Vice President

                           FIFTH THIRD BANK, as
                           Domestic Lender

                           By:      /s/ Andrew D. Jones
                                    --------------------------
                                    Name:    Andrew D. Jones
                                    Title:   Corporate Banking Officer

                           SIEMENS FINANCIAL SERVICES, INC.,
                           as Domestic Lender

                           By:      /s/ Joseph Accardi
                                    ----------------------
                                    Name:  Joseph Accardi
                                    Title: Vice President



                                       12